FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                      __________________________________


                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         DATE OF REPORT: NOVEMBER 14, 2000
                         (Date of earliest event reported)



                         KIMBERLY-CLARK CORPORATION
           (Exact name of registrant as specified in its charter)


           DELAWARE                     1-225              39-0394230

    (State or other jurisdiction    (Commission File     (IRS Employer
      of incorporation)               Number)            Identification No.)


           P.O. BOX 619100, DALLAS, TEXAS                   75261-9100
         (Address of principal executive offices)           (Zip Code)


                                     (972) 281-1200
                 (Registrant's telephone number, including area code)



                      __________________________________

Item 9. Regulation FD Disclosure
--------------------------------

The Board of Directors of Kimberly-Clark Corporation (the "Corporation"), at a meeting held on November 14-15, 2000, authorized the repurchase of an additional 25 million shares of the Corporation's Common Stock. This authority, together with the authority granted in February 2000, is expected to enable the Corporation to continue its program of repurchasing its Common Stock over the next several years. The actual number of shares to be repurchased and the timing of the transactions will depend upon the prevailing market conditions and other factors.


                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KIMBERLY-CLARK CORPORATION



Date: November 28, 2000                      By: /s/ John W. Donehower
                                                 ---------------------
                                             John W. Donehower
                                             Senior Vice President and
                                             Chief Financial Officer